ANALYSTS INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 2002

                               ANALYSTS STOCK FUND
                         ANALYSTS AGGRESSIVE STOCK FUND
                           ANALYSTS FIXED INCOME FUND

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Analysts Investment Trust dated December 1, 2002. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2002 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the Trust at 7750 Montgomery Road, Cincinnati, Ohio 45236 or by calling the Trust at (513) 792-5402.


TABLE OF CONTENTS
-----------------
                                                                    PAGE

DESCRIPTION OF THE TRUST AND FUNDS.....................................2

TRUSTEES AND OFFICERS..................................................3

ADDITIONAL INFORMATION ABOUT FUND INVESTEMENTS.........................5

INVESTMENT LIMITATIONS ...............................................12

INVESTMENT ADVISER AND SUB-ADVISER....................................14

PORTFOLIO TRANSACTIONS AND BROKERAGE..................................17

DETERMINATION OF SHARE PRICE..........................................19

INVESTMENT PERFORMANCE................................................19

ADDITIONAL TAX INFORMATION............................................22

CUSTODIAN AND TRANSFER AGENT..........................................23

ACCOUNTANTS...........................................................23

DISTRIBUTOR...........................................................23

FINANCIAL STATEMENTS..................................................23

DESCRIPTION OF THE TRUST AND FUNDS

      Analysts Investment Trust (the "Trust") is a diversified, open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated May 28, 1993 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of three series have been authorized. The Analysts Stock Fund and Analysts Fixed Income Fund, were organized on May 28, 1993 and commenced operation on August 25, 1993. The Analysts Aggressive Stock Fund (formerly the internet.fund) was organized on March 25, 1999 and commenced operation on May 4, 1999.

      The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series which each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidations rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected.

      Each share of each Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust. For example, if the Trustees determine that failure to redeem might have materially adverse tax consequences to all or any of the shareholders due to changes in tax laws, the Trustees may exercise their discretion to redeem shares.

      For other information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares," "How to Sell Shares" and "How to Exchange Shares" in the Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Share Price Calculation" in the Prospectus.

      As of November 1, 2002, the following owned five percent (5%) or more of the Stock Fund: Langdon Inc. 401(k) Plan, 9580 Wayne Avenue, Cincinnati, Ohio 45215 - 7.58%, J&M Precision Machining Inc. 401(k) Plan, 1449 Middleboro Road, Blanchester, Ohio 45107 - 7.24%, Equity Analysts 401(k) Plan, 7750 Montgomery Road, Cincinnati, Ohio 45236 - 6.12%, CDC Distributors Inc. 401(k) Plan, 10511 Medallion Drive, Cincinnati, Ohio 45241 - 6.10%, and Midwest Specialties Inc. 401k Plan, 851 Industrial Drive, Wapakoneta, Ohio 45895 - 5.16%.

      As of November 1, 2002, the following owned five percent (5%) or more of the Fixed Income Fund: Langdon Inc. 401(k) Plan, 9580 Wayne Avenue, Cincinnati, Ohio 45215 - 12.14%, Sandra Schlenk Dubberley, 7750 Montgomery Road, Cincinnati, Ohio 45236 - 9.44%, Perfection Petroleum, P.O. Box 33, Drake, Kentucky 42128 - 6.07%, and J&M Precision Machining Inc. 401(k) Plan, 1449 Middleboro Road, Blanchester, Ohio 45107 - 5.77%.

      As of November 1, 2002, the following owned five percent (5%) or more of the Aggressive Stock Fund: Equity Analysts Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236 - 8.00%, Sagi Raju, 5355 Indian Heights, Cincinnati, Ohio 45243 - 5.76%, Langdon Inc. 401(k) Plan, 9580 Wayne Avenue, Cincinnati, Ohio 45215 - 6.11%, J&M Precision Machining Inc. 401(k) Plan, 1449 Middleboro Road, Blanchester, Ohio 45107 - 13.56%.

      The following table sets forth information, as of December 31, 2001, with respect to the dollar range of shares of each Fund beneficially owned by the Trustees and officers of the Trust.


---------------------------- ------------------------- ------------------------
             NAME                  NAME OF FUND         DOLLAR RANGE OF SHARES
                               IN EACH FUND
---------------------------- ------------------------- ------------------------
         Walter Bowles              Stock Fund            $10,001 - $50,000
---------------------------- ------------------------- ------------------------
Walter Bowles                 Aggressive Stock Fund          $1 - $10,000
---------------------------- ------------------------- ------------------------
Robert Buechner                     Stock Fund            $10,001 - $50,000
---------------------------- ------------------------- ------------------------
Robert Buechner1                    Stock Fund               $1 - $10,000
---------------------------- ------------------------- ------------------------
Robert Buechner2                    Stock Fund            $10,001 - $50,000
---------------------------- ------------------------- ------------------------
Chetan Damania3                     Stock Fund               $1 - $10,000
---------------------------- ------------------------- ------------------------
Chetan Damania                Aggressive Stock Fund          $1 - $10,000
---------------------------- ------------------------- ------------------------
Timothy Mackey                      Stock Fund               $1 - $10,000
---------------------------- ------------------------- ------------------------
Timothy Mackey                Aggressive Stock Fund          $1 - $10,000
---------------------------- ------------------------- ------------------------
Dawn Szeliga                        Stock Fund               $1 - $10,000
---------------------------- ------------------------- ------------------------
Dawn Szeliga                  Aggressive Stock Fund          $1 - $10,000
---------------------------- ------------------------- ------------------------
Dawn Szeliga                    Fixed Income Fund            $1 - $10,000
---------------------------- ------------------------- ------------------------

 (1) As custodian for Leslie Buechner.
 (2) As custodian for James Bradley.
 (3) Mr. Damania is deemed to beneficially own shares held by Nema Damania.

TRUSTEES AND OFFICERS

         The Board of Trustees supervises the business activities of the Trust. The following table provides information regarding the Trustees of the Trust who are not interested person Trustees. Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed. Each Trustee oversees the three Funds of the Trust.


-------------------------------------- -------------- ---------------------------------------------------- ---------------------
               TRUSTEE                   POSITION     PRINCIPAL OCCUPATION(S)                              OTHER DIRECTORSHIPS
                                        WITH FUNDS    (LAST 5 YEARS)
-------------------------------------- -------------- ---------------------------------------------------- ---------------------
Walter Bowles                                         President of Webco Environmental Management, Inc.,           None
11340 Montgomery Rd., Suite 206           Trustee
Cincinnati, Ohio  45249                 since 1993    an environmental consulting firm, since September
DOB:  1961                                            1993.
-------------------------------------- -------------- ---------------------------------------------------- ---------------------
Robert Buechner                                       President of the law firm of Buechner, Haffer
105 East Fourth St. Suite 300             Trustee     O'Connell, Meyers & Healey Co., LPA.; President
Cincinnati, Ohioi 45202                 since 1993    Cincinnatus Association, a community service                 None
DOB:  1947                                            organization, since June 2002.1
-------------------------------------- -------------- ---------------------------------------------------- ---------------------
Chetan Damania                                        Engineer with Ethicon Endo-Surgery, a medical                None
6830 Raven Court                          Trustee
Hamilton, Ohio                          since 2000
DOB:  1962                                            device manufacturer, since November 1995.
-------------------------------------- -------------- ---------------------------------------------------- ---------------------

(1) Mr. Buechner has served as the unpaid Secretary of Bowling Portfolio Management, Inc since 1997.

The following table provides information regarding the Trustees of the Trust who are interested person Trustees.

------------------------------------ ---------------- -------------------------------------------------- ------------------
              TRUSTEE                 POSITION WITH   PRINCIPAL OCCUPATION(S)                                  OTHER
                                          FUNDS       (LAST 5 YEARS)                                       DIRECTORSHIPS
------------------------------------ ---------------- -------------------------------------------------- ------------------
Timothy E. Mackey                     President and   Owner of Equity Analysts LLC, a Registered               None
7750 Montgomery Road                  Trustee since   Representative for Equity Analysts since April
Cincinnati, Ohio  45236                   2002        1999, and was a Registered Representative for
DOB:  1960                                            Legg Mason, June 1997 to March 1999
------------------------------------ ---------------- -------------------------------------------------- ------------------
Dawn Szeliga                          Trustee since   Registered  Representative  for  Equity  Analysts
7750 Montgomery Road                    2002          since    October    2001;    was   a   Registered
Cincinnati, Ohio 45236                                Representative for Fidelity Investments,  January
DOB:  1955                                            1998   to   October   2001;   and   was  a   Plan
                                                      Administrator  for Fifth  Third  Securities,  May
                                                      1992 to January 1998.
------------------------------------ ---------------- -------------------------------------------------- ------------------

    The following table provides information regarding the other officer of the Trust.

--------------------------------- ----------------- ------------------------------------------------------- -----------------
            OFFICER                POSITION WITH    PRINCIPAL OCCUPATION(S)                                      OTHER
                                       FUNDS        (LAST 5 YEARS)                                           DIRECTORSHIPS
--------------------------------- ----------------- ------------------------------------------------------- -----------------
Mark G. Srofe1                       Secretary and    Registered Representative for Equity Analysts since       None
7750 Montgomery Road                 Treasurer since   August 2002; Registered Representative with Charles
Cincinnati, Ohio 45236               September 2002   Schwab from February 1996 to August 2002.
DOB:  1960
--------------------------------- ----------------- ------------------------------------------------------- -----------------

(1) Mr. Srofe is Timothy Mackey's Brother-in-law.

      The compensation paid to the Trustees of the Trust for the fiscal year ended July 31, 2002 is set forth in the following table:


                                                                      TOTAL COMPENSATION FROM
                                 AGGREGATE COMPENSATION               TRUST (THE TRUST IS NOT IN A
NAME                             FROM TRUST(1)                        FUND COMPLEX) (1)
------------------------------- ---------------------------------- ----------------------------------

Walter E. Bowles, III           $400                               $400
Robert W. Buechner2             $800                               $800
Chetan Damania                  $800                               $800
Timothy E. Mackey               $0                                 $0
Dawn A. Szeliga                 $0                                 $0


(1) Trustee fees are Trust expenses. However, because the management agreement obligates the adviser to pay all of the operating expenses of the Trust (with limited exceptions), the adviser makes the actual payment.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

      This section contains additional information about some of the investments a Fund may make and some of the techniques it may use.

      A. EQUITY SECURITIES. Each Fund may invest in equity securities. Equity securities include common stock, common stock equivalents (such as rights and warrants) and investment companies which invest primarily in the above. Warrants are options to purchase common stock at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

      B. FOREIGN SECURITIES. The Stock Fund and the Aggressive Stock Fund may each invest up to 20% of the value of its assets in equity or fixed income securities of foreign issuers by purchasing American Depositary Receipts for foreign securities that are listed on an exchange in the United States or quoted in the domestic over-the-counter market. American Depositary Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer.

      Investments in foreign securities may present certain risks, including those resulting from changes in restrictions on foreign currency transactions and rates of exchange, future political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Other risks associated with investments in foreign securities include less liquid markets, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investments in developing countries involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The market prices of these securities and the ability of the Funds to hold such securities could be affected by social, economic and political instability.

      C. FIXED INCOME SECURITIES. Each Fund may invest in fixed income securities. Fixed income securities include debt securities of domestic and foreign corporations, U.S. government securities, securities of foreign governments, adjustable rate preferred stock, mortgage-related securities, repurchase agreements, municipal obligations, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities, as well as investment companies which invest primarily in the above. Preferred stock and certain common stock equivalents such as convertible bonds and debentures may also be considered to be fixed income securities. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms.

      Fixed income securities are generally considered to be interest rate sensitive, which means that their value will tend to decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. Each Fund may invest in fixed income securities of any maturity and will make maturity decisions based upon the sub-adviser's analysis of market conditions.

      SECURITIES RATINGS - The Funds' sub-adviser considers debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the sub-adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities may have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the sub-adviser will dispose of the security as soon as practicable (depending on market conditions) unless the sub-adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. In addition, no Fund will invest in securities rated lower than B by S&P or Moody's. If a particular fixed income security is unrated, the sub-adviser will generally look to the rating of other debt of the issuer, if a rating is available.

      U.S. GOVERNMENT SECURITIES - U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

      Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

      Each Fund may invest in U.S. government obligations and related participation interests. In addition, each Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). Custodial receipts generally are not considered obligations of the U.S. government.

      ADJUSTABLE RATE PREFERRED STOCKS - Adjustable rate preferred stocks have a variable dividend which, rather than being set for the life of an issue, generally is determined quarterly according to a formula based upon a specified premium to, or discount from, the yield on certain U.S. Treasury securities. The market value of these stocks should therefore be less sensitive to interest rate fluctuations than those of other fixed income securities and preferred stocks. They may also have conversion, exchange or other additional features which are designed to enhance stability of principal. Nevertheless, the market value of an adjustable rate preferred stock can be expected to fluctuate with, among other factors, changes in interest rates generally or the creditworthiness of the issuer.

      CORPORATE DEBT SECURITIES - Corporate debt securities are bonds or notes issued by corporation and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.

      Each Fund may invest in fixed income securities rated B or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. (Moody's), or if unrated, determined by the sub-adviser to be comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower rated securities generally responds to short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth. In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

      The prices for these securities may be affected by legislative and regulatory developments. The market for lower rated securities may be less liquid than the market for higher rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher rated securities, and it also may be more difficult during certain adverse market conditions to sell lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

      If the rating of a security by S&P or Moody's drops below investment grade, the sub-adviser will dispose of the security as soon as practicable (depending on market conditions) unless the sub-adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The sub-adviser will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Funds and will attempt to minimize investment risk through diversification, investment analysis and monitoring of general economic conditions and trends. While the sub-adviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality. No Fund will invest more than 5% of the value of its net assets in securities that are below investment grade.

      ZERO COUPON AND PAY-IN-KIND BONDS - The Fixed Income Fund may invest in "zero coupon" and "pay-in-kind" bonds. Corporate debt securities and municipal securities include zero coupon bond and pay-in-kind bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Pay-in-kind bonds allow the issuer, at its opinion, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow any issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will invest no more than 25% of its net assets in zero coupon bonds or pay-in-kind bonds.

      FINANCIAL SERVICE INDUSTRY OBLIGATIONS - The Fixed Income Fund may invest in financial service industry obligations including, among others, the following:

         (1) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time ( usually from fourteen days to one year) at a stated or variable interest rate.

         (2) TIME DEPOSITS. Time Deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

         (3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

      MORTGAGE-RELATED SECURITIES - The Fixed Income Fund may invest in mortgage-related securities including securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Pools of mortgage loans are assembled for sale to investors (such as the Funds) by various governmental, government-related and private organizations, such as dealers. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

      Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs) and multi-class pass-throughs. CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service on the CMO or REMIC or make scheduled distributions on the multi-class pass-through securities. CMOs, REMICs and multi-class pass-through securities (collectively "CMOs" unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. government (such as the Federal Home Loan Mortgage Corporation) or by private organizations.

      CMOs are issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These "floating rate CMOs," typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The yield of some floating rate CMOs varies in excess of the change in the index, which would cause the value of such CMOs to fluctuate significantly once rates reach the cap.

      REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities or issued by private entities, which are not guaranteed by any government agency.

      Yields on privately issued CMOs as described above have been historically higher than the yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. In addition, in the event of a bankruptcy or other default of a broker who issued a CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses. Each Fund may invest not more than 5% of its net assets in "stripped" CMOs, which represent only the income portion or the principal portion of the CMO. Some "stripped" CMOs, known as "inverse floaters," have coupon rates which are set periodically at a rate inverse to the index rate.

      The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

      ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES - The Fixed Income Fund is permitted to invest in asset-backed and receivable-backed securities. Several types of asset-backed and receivable-backed securities are available to investors, including CARssm(Certificates for Automobile Receivablessm) and interests in pools of credit card receivables. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments or principal and interest are passed through to certificateholders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed and receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the requirement payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments, which shorten, the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments; if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Fund will invest no more then 10% if its net assets in asset-backed or receivable-backed securities.

      FLOATING AND VARIABLE RATE OBLIGATIONS - The Fixed Income Fund may invest in floating and variable rate obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values.

      A Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the Fund's portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees.

      D. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short-term investment in which the purchaser (I.E., the Fund) acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, each Fund intends to enter into repurchase agreements only with U.S. Bank, N.A. (the Trust's custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the sub-adviser to be creditworthy. The sub-adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

      E. ILLIQUID SECURITIES. The portfolio of each Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and time deposits maturing in more than seven days, options traded in the over-the-counter market, nonpublicly offered securities, stripped CMOs, CMOs for which there is no established market, restricted securities, and mortgage-related securities which cannot be disposed of within seven days in the usual course of business without taking a reduced price. The sub-adviser and the Trustees will continually monitor the secondary markets for mortgage-related securities and are responsible for making the determination of which securities are considered to be illiquid. No Fund will invest more then 5% of its net assets in illiquid securities.

      F. INVESTMENT COMPANIES. Each Fund is permitted to invest in other investment companies. Other investment companies offer diversification that may not be attainable otherwise. For example, investment in another investment company could enhance the Fund's diversification among issuers of foreign securities, fixed income securities or in a particular industry sector. The Funds, considered together, will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund may be subject to duplicative management fees. Investment by the Fund in CMOs and foreign banks that are deemed to be investment companies under the Investment Company Act of 1940 will be included in the limitation on investments in other investment companies.

      G. RESTRICTED SECURITIES. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more then 5% of its net assets in illiquid securities.

      H. SHORT SALES. Each Fund may sell a security short in anticipation of a decline in the market value of the security. When a Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

      In connection with its short sales, a Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. Each Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

INVESTMENT LIMITATIONS

      FUNDAMENTAL - The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or applicable series) present at the meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when borrowing is made. The limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the

Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

      3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Funds may be deemed an underwriter under certain federal securities laws.

      4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

      5. COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. LOANS. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. CONCENTRATION. No Fund will invest 25% or more of its assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such a merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      NON-FUNDAMENTAL - The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.

      I. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      II. MARGIN PURCHASES. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      III. OPTIONS. The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and the Statement of Additional Information.

      IV. ILLIQUID INVESTMENTS. No Fund will invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

      V. 80% INVESTMENT POLICY. Under normal circumstances, at least 80% of the Stock Fund's and the Aggressive Stock Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in common stock. Under normal circumstances, at least 80% of the Fixed Income Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in fixed income securities. No Fund will change their respective policy unless the applicable Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement, in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communications to the applicable Fund's shareholders.

INVESTMENT ADVISER AND SUB-ADVISER

INVESTMENT ADVISER

      The Trust's investment adviser is Equity Analysts Inc., 7750 Montgomery Road, Cincinnati, Ohio 45236 (the "Adviser"). David L. Manzler is the controlling shareholder of the Adviser.

      Under the terms of the management agreements (each an "Agreement"), the Adviser manages the Funds' investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation for the Adviser's management services and agreement to pay the Fund's expenses, Analysts Stock Fund is obligated to pay the Adviser's fee computed and accrued daily and paid monthly at an annual rate of 2.00% of the average daily net assets of the Fund up to and including $20,000,000, 1.75% of such assets from $20,000,000 to and including $40,000,000, 1.5% of such assets from $40,000,000 to and including $100,000,000 and 0.75% of such assets in excess of $100,000,000.

      As compensation for the Adviser's management services and agreement to pay the Fund's expenses, Analysts Fixed Income Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund up to and including $20,000,000, 1.25% of such assets from $20,000,000 to and including $40,000,000, 1.00% of such assets from $40,000,000 to and including $100,000,000 and 0.75% of such assets in excess of $100,000,000.

      As compensation for the Adviser's management services and agreement to pay the Fund's expenses, Analysts Aggressive Stock Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.75% of the average daily net assets of the Fund up to and including $20,000,000, 2.50% of such assets from $20,000,000 to and including $40,000,000,
2.00% of such assets from $40,000,000 to and including $100,000,000 and 1.50% of such assets in excess of $100,000,000.

      For the fiscal years ended July 31, 2002, July 31, 2001, and July 31, 2000, the Analysts Stock Fund paid advisory fees of $164,190, $174,189, and $191,408 to the Adviser, respectively.

      For the fiscal years ended July 31, 2002, July 31, 2001 and July 31, 2000, the Analysts Fixed Income Fund paid advisory fees of $73,187, $64,086, and $57,231 to the Adviser, respectively.

      For the fiscal years ended July 31, 2002, July 31, 2001, and July 31, 2000, the Analysts Aggressive Stock Fund paid advisory fees of $41,360, $50,640, and $47,097 to the Adviser, respectively.

            At a meeting held on August 9, 2001, the Board of Trustees considered and approved the Agreements, subject to approval by the shareholders of each Fund. Based on its review, the Board of Trustees determined that the terms of Agreements are fair to, and in the best interests of, the Trust and each Fund's shareholders. Accordingly, the Board of Trustees, including the independent Trustees, unanimously recommended approval by the shareholders of each Agreement. In making this recommendation, the Trustees primarily evaluated
(i) the Adviser's past performance as adviser to the Funds; (ii) financial statements of the Adviser; (iii) the experience, reputation, qualifications and background of the Adviser's' investment personnel; (iv) the nature and quality of operations and services that the Adviser would continue to provide the Funds;
(v) the benefits of continuity in services to be provided by the Adviser under the Agreements; (vi) the Adviser's ability to hire a sub-adviser to provide investment advisory services for the Funds; and (vii) the Adviser's desire to increase the size of the Funds by retaining a sub-adviser.

            The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Funds, including, but not limited to: (1) the performance of the Funds since commencement of their operations; (2) the distinct investment objective and policies of each Fund; (3) that the compensation to be paid under the Agreements would be the same as or lower than the rate paid under the previous agreements; (4) that the terms of the Agreements are substantially the same as the terms of the previous agreements;
(5) the financial condition of the Adviser; and (6) the commitment of the Adviser to pay or reimburse the Trust for certain operating expenses of the Funds.

      The Adviser retains the right to use the name "Analysts" in connection with another investment company or business enterprise with which the Adviser is or may become associated, the Trust's right to use the name "Analysts" automatically ceases thirty days after termination of the Agreement and may be withdrawn by the Adviser on thirty days notice.

      Equity Analysts Inc. is also the exclusive underwriter for the distribution of shares of the Funds. Equity Analysts Inc. is obligated to sell shares of each Fund on a best efforts basis for no compensation. Shares of each Fund are offered to the public on a continuous basis.

SUB-ADVISER
RiverPoint Capital Management Inc. (the "Sub-Adviser") is the sub-adviser to the Funds. Declan O'Sullivan, Russell Sims, Mark Hogan, Valerie Newell, and Leon Loewenstein may each be deemed to control the Sub-Adviser as a result of their respective beneficial ownership of shares of the Sub-Adviser. Under the terms of the sub-advisory agreement, the Sub-Adviser receives a fee from the Adviser computed and accrued daily and paid monthly as follows:

    STOCK FUND.                0.50% of the Fund's average daily net assets
    ----------

    FIXED INCOME FUND.         0.35% of the Fund's average daily net assets
    -----------------

    AGGRESSIVE STOCK FUND.     0.65% of the Fund's average daily net assets
    ---------------------


However, the sub-advisory fees paid to the Sub-Adviser are reduced during the first two years of the sub-advisory arrangement on assets that were in each Fund as of September 29, 2001 (the effective date of the initial sub-advisory agreement with Sub-Adviser.

         On July 26, 2002, the Sub-Adviser accepted two new individuals as managing directors and shareholders (the "Transaction"). The Transaction resulted in the termination of the existing sub-advisory agreement, and the Trustees met to consider the current sub-advisory agreement (the "Sub-Advisory Agreement") on September 10, 2002. The Board, including the Independent Trustees, requested, reviewed and discussed, with the assistance of legal counsel, materials furnished by the Adviser and the Sub-Adviser, including financial information about the Sub-Adviser, information regarding the new personnel and resources of the Sub-Adviser and each Fund's performance during the period for which the Sub-Adviser sub-advised the Funds.

      Based on its review, the Board of Trustees believed that approval of the Sub-Advisory Agreement was in the best interests of the Trust and each Fund's shareholders. Accordingly, the Board of Trustees, including the Independent Trustees, unanimously recommended approval by the shareholders of the Sub-Advisory Agreement. In making this recommendation, the Trustees primarily evaluated (i) their satisfaction with the experience, reputation, qualifications and background of the Sub-Adviser's investment personnel, (ii) the nature and quality of operations and services that the Sub-Adviser will continue to provide the Funds, (iii) the benefits of continuity in services to be provided by the Sub-Adviser, and (iv) the fact that the portfolio managers did not change as a result of the Transaction.

      The Trustees also gave careful consideration to factors deemed relevant to the Trust and the Funds, including, but not limited to (i) the performance of the Funds during the period for which the Sub-Adviser managed the Funds, (ii) the investment objective and policies of the Funds, (iii) the financial condition of the Sub-Adviser, and (iv) that the terms of the Sub-Advisory Agreement are substantially identical to the prior agreements with the

Sub-Adviser. After discussions with representatives of the Sub-Adviser, and after reviewing biographical information about their new "partners," the Board concluded that the additional resources now available to the Sub-Adviser, in terms of both expected revenues and experienced investment personnel, were advantageous to the Funds. The Board also concluded that the Sub-Adviser had not been managing the assets of the Funds for a sufficient period of time for the Board to make any clear determinations regarding their investment performance, and that the Board would continue to monitor performance.

      Subject always to the control of the Board of Trustees, the Sub-Adviser, at its expense, furnishes continuously an investment program for the Funds. The Sub-Adviser must use its best judgement to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. The Sub-Adviser makes its officers and employees available to the Adviser from time to time at reasonable times to review investment policies and to consult with the Adviser regarding the investment affairs of the Funds. The Sub-Adviser maintains books and records with respect to the securities transactions and renders to the Adviser such periodic and special reports as the Adviser or the Trustees may request. The Sub-Adviser pays all expenses incurred by it in connection with its activities under the sub-advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. The brokerage policies and procedures described in this section apply to the Sub-Adviser, and references in this section to "Adviser" apply to the Sub-Adviser. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commissions rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practices of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. This determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analysis, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts and all such services may not be used by the Adviser in connection with the Trust. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Agreement.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

      To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made random client selection.

      For the fiscal years ended July 31, 2002, July 31, 2001 and July 31, 2000, the Analysts Stock Fund paid brokerage commissions of $21,365, $4,790, and $348, respectively.

      For the fiscal years ended July 31, 2002, July 31, 2001 and July 31, 2000, the Analysts Fixed Income Fund paid brokerage commissions of $0, $0, and $912 , respectively.

      For the fiscal year ended July 31, 2002, July 31, 2001, and July 31, 2000, the Analysts Aggressive Stock Fund paid brokerage commissions of $6,117, $686, and $1,449, respectively.

      The Trust, the Adviser and the Sub-Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

      The prices (net asset values) of the shares of each Fund is determined as of the close of trading of the New York Stock Exchange (4:00P.M., Eastern time) on each day the Trust is open for business. The Trust is open for business every day except Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

      Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price of the day. Lacking a last sale price, a security is generally valued at its last bid price, except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.

      Fixed income securities (including mortgage-related securities and asset-backed and receivable-backed securities) may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Corporate bonds, mortgage-related securities and asset-backed and receivable-backed securities are valued using the Adviser's proprietary bond pricing model, which has been approved by the Board's Trustees. When market quotations, pricing service prices or prices from the Adviser's bond pricing model are not readily available, when the Adviser determines a proposed price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

INVESTMENT PERFORMANCE

      Each Fund may periodically advertise "average annual total returns." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of a return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n=ERV

Where:            P = a hypothetical $1,000 initial investment
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five, or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

         "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

         P(1+T)n=ATV

Where:   P       =   a hypothetical $1,000 initial investment
         T       =   average annual total return (after taxes on distributions)
         n       =   number of years
         ATVD        ending value at the end of the applicable
                     period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.


         The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

         "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:



         P(1+T)n=ATVDR

Where:   P      =  a hypothetical $1,000 initial investment
         T      =  average annual total return (after taxes on distributions and redemption)
         n      =  number of years
         ATVDR     ending value at the end of the applicable
                   period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.


         The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

      The following tables provide information regarding the performance of each Fund for the periods ended July 31, 2002.



ANALYSTS STOCK FUND                                            ONE YEAR            FIVE YEAR            SINCE INCEPTION(1)
                                                               --------            ---------            ---------------
Average Annual Total Return                                    -23.17%               -1.98%                  5.79%

Average Annual Total Return After Taxes on Distributions       -23.17%               -3.45%                  4.68%
Average Annual Total Return After Taxes on Distributions
and Sale of Fund Shares                                        -14.12%               -1.74%                  4.66%

(1) August 25, 1993


ANALYSTS FIXED INCOME FUND                                   ONE YEAR            FIVE YEAR           SINCE INCEPTION(1)
                                                             --------            ---------           ---------------

Average Annual Total Return                                    6.77%               4.46%                  4.60%

Average Annual Total Return After Taxes on Distributions       4.97%               2.23%                  2.21%
Average Annual Total Return After Taxes on
Distributions and Sale of Fund Shares                          3.03%               2.38%                  2.30%

(1) August 25, 1993


ANALYSTS AGGRESSIVE STOCK FUND                                   ONE YEAR          SINCE INCEPTION(1)
                                                                 --------          ---------------
Average Annual Total Return                                       -31.42%              -11.50%
Average Annual Total Return After Taxes on Distributions          -31.42%              -11.50%
Average Annual Total Return After Taxes on Distributions
and Sale of Fund Shares                                           -23.11%              -12.48%

(1) May 4, 1999

      A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd+1)6 - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

      Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principals and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Analysts Fixed Income Fund's yield for the one month period ended October 31, 2002 was 3.18%.

      A Fund's investment performance will vary depending upon the market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time period used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

      From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general. Analysts Stock Fund will use the Standards & Poor's 500 Stock Index and the Dow Jones Industrial Average. Analysts Fixed Income Fund will use the Shearson Lehman Intermediate Government/Corporate Bond Index. The Shearson Lehman Intermediate Government/Corporate Bond Index measures the price, income and total return of a group of fixed income securities maturing in one to ten years. It contains all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly traded debt of agencies of the U.S. Government, quasi-federal corporations and corporate debt guaranteed by the U.S. Government, and all public, fixed rate, non-convertible, investment grade, domestic corporate debt. The Index does not include mortgage-backed securities or collateralized mortgage obligations. The investment performance figures for the Funds and the indices will include reinvestment of dividends and capital gains distributions.

      In addition, the performance of a Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used.

ADDITIONAL TAX INFORMATION

      Each Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.

      Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of July 31, 2002, the Analysts Stock Fund had capital loss carryforwards of approximately $720,000, which will expire on July 31, 2010. As of July 31, 2002, the Analysts Aggressive Stock Income Fund had capital loss carryforwards of approximately $620,000, which will expire on July 31, 2010. As of July 31, 2002, the Analysts Fixed Income Fund had capital loss carryforwards of approximately $240,000, which will expire on July 31, 2010.

CUSTODIAN AND TRANSFER AGENT

      U.S. Bank, N.A., 432 Walnut Street, Cincinnati, Ohio is Custodian of the Funds' investments. The Custodian acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties. The Trust acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend distribution disbursing agent and performs other accounting and shareholder service functions.

ACCOUNTANTS

         The firm of BKD, LLP, 312 Walnut Street, Suite 300, Cincinnati, Ohio 45202, has been selected as independent public accountants for the Trust for the fiscal year ending July 31, 2003. BKD, LLP performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR

      The Adviser is the exclusive agent for distribution of shares of the Funds. As distributor, the Adviser is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis. The Adviser receives no fees for its services as distributor.

FINANCIAL STATEMENTS

      The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended July 31, 2002. The Funds will provide the Annual Report without charge at written request or request by telephone.